UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2018

Annual Report

to Shareholders

DWS Latin America Equity Fund

(formerly Deutsche Latin America Equity Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
17	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights

25	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Information About Your Fund’s Expenses
38	Tax Information
39	Advisory Agreement Board Considerations and Fee Evaluation
44	Board Members and Officers
49	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Latin America Equity Fund

Letter to Shareholders

Dear Shareholder:

The U.S. economy seems still to be in a cyclical sweet spot. Against a backdrop of solid growth, a tight labor market and inflation near the Federal Reserve Bank’s target, the expansion appears set to continue.

This is not to say there are no risks. Concerns regarding trade and other geopolitical issues have contributed to increased volatility and bear close watching. Overall, however, our Chief Investment Officer (“CIO”) and Chief Economist agree that the equity market is broadly attractive, thanks to strong earnings growth and the October dip in global equity markets. Meanwhile, our outlook is for interest rates to rise gradually as the economic recovery continues into 2019.

Our CIO Office, Chief Economist and Investment Specialists frequently post their perspectives on new developments, opportunities and emerging risks in the “Insight” section of our web site, dws.com. We invite you to visit us online frequently to access our most current views.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Latin America Equity Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Investment Process

Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru. In choosing securities, we generally look for individual companies that have a history of above average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. We also generally look for companies that we believe have above average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Latin America based stocks as measured by the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index, experienced significant volatility during the 12-month period ended October 31, 2018, but ended the period with just slightly negative returns. DWS Latin America Equity Fund returned 1.60% during the 12 month period, outperforming the -2.43% return of the benchmark.

As is often typical of the region, the principal driver of the performance of Latin American equities continued to come from political change in the region’s largest countries. As stated, Latin American stocks were quite volatile during the period, driven mainly by political factors. In Mexico, the leftist candidate Andrés Manuel López Obrador was elected president in May 2018. After Obrador took office, his early policy speech was well received by investors in spite of earlier campaign rhetoric that was not considered ‘market friendly.’ However, after Obrador called a referendum to weigh in on a proposed new airport for Mexico City (which Obrador had strongly opposed during the presidential election), the voters’ decision was to cancel the project. A significant market correction in Mexican

4	|	DWS Latin America Equity Fund

stocks then ensued as investors once again feared that Obrador would pursue an agenda not favorable to growth. In Brazil, we saw substantial market volatility in the lead-up to the October presidential election, with a large slate of presidential candidates creating investor uncertainty concerning the near-term direction of the Brazilian economy. On October 7, the presidential field narrowed to two candidates, Jair Bolsonaro and Fernando Haddad, with Bolsonaro quickly establishing a significant lead in the polls and eventually winning the presidency outright on October 28. The market’s perception is that Bolsonaro will promote needed fiscal and political reforms in conjunction with his economic minister Paulo Guedes, a member of the Chicago school of free market economists. As investors grew more confident of a Bolsonaro victory between October 7 and October 28, Brazilian stocks stabilized and began to post strong gains. Brazil’s stock market, which had underperformed its Mexican counterpart for much of the period, in the end outperformed Mexico by a wide margin.

Fund Performance

Using a bottom up research process, we seek to identify individual companies that are poised to capitalize on the positive long term changes that are unfolding in Latin America. We believe that this stock by stock approach — rather than a passive, index driven strategy — is essential to unearthing companies with the most attractive growth opportunities.

“Using	a bottom up research process, we seek to identify individual companies that are poised to capitalize on the positive long term changes that are unfolding in Latin America.”

In terms of sector allocation, the largest contribution to the Fund’s relative performance came from its overweight to consumer discretionary stocks, principally those based in Brazil. As Brazil is beginning to emerge from a deep recession in 2015/2016, several consumer discretionary companies there have enjoyed a resurgence. Among these were two held by the Fund: Magazine Luiza SA and B2W Cia Digital. In the case of Magazine Luisa, an electronics retailer, the company has profited by its migration from a bricks-and-mortar-only operation to one that also includes a successful online retail business, and the company remains attractively valued. B2W is also transforming its business model from an online

DWS Latin America Equity Fund	|	5

retailer of its own products to a successful online marketplace for a host of various companies’ products, similar to Amazon.com. We think that the market has not fully “priced in” B2W’s value despite favorable stock performance recently. Within the financial sector, Fund performance was aided by holdings in Banco Inter SA, a digital bank that has enjoyed dramatic account growth in recent quarters, and Banco de Brasil SA, a state-owned bank that is expected to benefit from the new administration’s reform agenda.

For the period, the Fund’s underweights in the materials and energy sectors detracted from relative performance. One of the largest individual detractors derived from an underweight to the multinational metals & mining firm Vale SA, which benefited from rising prices for iron ore, as well as continued strong demand from China. An underweight in the semi-public oil company Petroleo Brasileiro SA (i.e., Petrobras, Brazil’s largest oil company) also weighed on returns as Bolsonaro’s reform agenda was seen as positive for Petrobras’ near-term prospects. The Fund continues to hold underweight positions in Vale and Petrobras since, in our opinion, other pure domestic-oriented companies should benefit more from the expected economic recovery in the country. Elsewhere, the Fund’s modest exposure to Argentina nevertheless detracted as investors grew disenchanted with the slow pace of President Macri’s reforms, and Argentina’s stock market and currency declined dramatically. Subsequently in June, Argentina was able to negotiate a more favorable aid package from the International Monetary Fund, and the country’s currency and equity markets stabilized.

Outlook and Positioning

We continue to hold a positive view concerning market valuations for Latin American stocks. Equities in the region are trading at their 10-year averages, thus we do not view them as expensive. We believe that Brazil’s chances for economic recovery are improving now that political uncertainty there has diminished. Unlike the United States and Europe, which are very far along in their economic cycles, Brazil’s recovery is in its beginning stages. In Mexico, we think that valuations are still not inexpensive enough in relative terms, and we see better opportunities elsewhere in the region. In Argentina, we foresee the possibility of a turnaround if the government can continue to stabilize the fiscal situation.

6	|	DWS Latin America Equity Fund

In terms of country weightings that derive from bottom up stock selection, the Fund’s allocation differs somewhat from six months ago. Based on stock valuations and economic prospects, compared with the benchmark the Fund is overweight Brazil and Argentina, is underweight Mexico, and holds neutral weights in Chile, Peru and Colombia.

We continue to employ a disciplined, bottom up approach. The vast majority of our team is based in São Paulo, Brazil, which enables us to conduct on the ground research for the companies we hold in the portfolio. We use this research based style to construct a concentrated portfolio of our “best ideas.” We believe this approach may enable us to take advantage of the numerous individual company opportunities throughout this dynamic region.

Portfolio Management Team

Luiz Ribeiro, CFA, Managing Director

Lead Portfolio Manager of the Fund. Began managing the Fund in 2013.

–	Senior Equities Portfolio Manager: São Paolo.

–

Joined DWS in 2012 with 18 years of industry experience. Prior to joining DWS, Luiz served as a Senior Portfolio Manager at HSBC Bank. Prior to HSBC Bank, he worked as an Investment Officer at IFC — World Bank and as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his investment career as a Trader at Dibran DTVM Ltda.

–	BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC).

Danilo Pereira, CFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2013.

–	Portfolio Manager and Equities Analyst: São Paulo.

–

Joined DWS in 2012 with 12 years of industry experience. Prior to joining DWS, Danilo was the Deputy Head of Latin America — Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Latin American Analyst at BNP Paribas Investment Partners, Senior Analyst and Co-manager at Equitas Investimentos and as a Portfolio Manager at Bradesco Asset Management. Danilo began his investment career as a Latin American Analyst at ABN AMRO Asset Management.

–	BA in Business from Fundacao Getulio Vargas.

Marcelo Pinheiro, CFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Equities Analyst: São Paolo.

–

Joined DWS in 2013 with 6 years of industry experience. Prior to joining DWS, Marcelo served as senior credit analyst at Itaú BBA. Previously, he was a senior analyst for Latin America financial planning at GE. Before that, Marcelo worked as an analyst for equities and credits and as a junior portfolio manager at Bradesco Asset Management.

–	BA in Economics from University of São Paulo.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Latin America Equity Fund	|	7

Terms to Know

The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged, free float adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Valuation refers to the price that investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

8	|	DWS Latin America Equity Fund

Performance Summary	October 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	1.60%	–0.06%	5.65%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–4.24%	–1.24%	5.02%
MSCI EM Latin America Index†	–2.43%	–2.51%	4.91%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	0.87%	–0.80%	4.84%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.87%	–0.80%	4.84%
MSCI EM Latin America Index†	–2.43%	–2.51%	4.91%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
No Sales Charges	1.86%	0.19%	5.93%
MSCI EM Latin America Index†	–2.43%	–2.51%	4.91%

Institutional Class	1-Year	Life of Class*
Average Annual Total Returns as of 10/31/18
No Sales Charges	1.86%	6.04%
MSCI EM Latin America Index†	–2.43%	10.38%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018 are 1.90%, 2.66%, 1.60% and 1.59% for Class A, Class C, Class S, and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DWS Latin America Equity Fund	|	9

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Institutional Class shares commenced operations on February 2, 2015.

†

The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance in five Latin American markets. The index is calculated using closing market prices and translates into U.S. dollars using the London close foreign exchange rates.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/18	$25.10	$23.68	$25.11	$25.12
10/31/17	$25.79	$24.32	$25.80	$25.81
Distribution Information as of 10/31/18
Income Dividends, Twelve Months	$1.09	$.84	$1.15	$1.16

10	|	DWS Latin America Equity Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/18	10/31/17
Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/18	10/31/17
Brazil	71%	66%
Mexico	11%	9%
Chile	9%	9%
Argentina	3%	9%
Peru	3%	5%
Colombia	2%	2%
Luxembourg	1%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/18	10/31/17
Financials	30%	23%
Consumer Staples	22%	25%
Materials	15%	12%
Consumer Discretionary	13%	20%
Energy	7%	9%
Industrials	6%	4%
Health Care	3%	2%
Communication Services	2%	5%
Information Technology	2%	—
Utilities	0%	—
	100%	100%

DWS Latin America Equity Fund	|	11

Ten Largest Holdings at October 31, 2018 (45.5% of Net Assets)		Country	Percent
1	Banco Inter SA	Brazil	8.7%
	Offers portfolio of credit and financing solution
2	Petroleo Brasileiro SA	Brazil	6.8%
	Producer and distributor of petroleum
3	Vale SA	Brazil	4.5%
	Mining company that produces and sells iron
4	B2W Cia Digital	Brazil	4.0%
	E-commerce company that offers technology, logistics, distribution, customer service and consumer financing services
5	Construtora Tenda SA	Brazil	3.9%
	Develops, constructs and sells residential real estate properties and commercial buildings
6	Fomento Economico Mexicano SAB de CV	Mexico	3.7%
	Produces, distributes and markets non-alcoholic beverage and owns and operates convenience stores
7	Banco do Brasil SA	Brazil	3.5%
	Offers retail and commercial banking services
8	Natura Cosmeticos SA	Brazil	3.5%
	Produces cosmetics
9	Magazine Luiza SA	Brazil	3.5%
	Engaged in retail business
10	WEG SA	Brazil	3.4%
	Manufatures and distributes industrial machinery

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

12	|	DWS Latin America Equity Fund

Investment Portfolio	as of October 31, 2018

	Shares	Value ($)
Common Stocks 99.7%
Argentina 3.4%
Cablevision Holding SA (GDR)*	379,218	3,031,659
Grupo Clarin SA B, (GDR) (REG S)*	112,076	358,643
Grupo Financiero Galicia SA (ADR)	124,500	2,870,970
Grupo Supervielle SA (ADR) (a)	320,000	2,668,800
Pampa Energia SA (ADR)* (a)	13,600	450,296

(Cost $20,441,250)		9,380,368

Brazil 71.1%
Azul SA (ADR)*	120,000	2,925,600
Azul SA*	360,000	2,959,129
B2W Cia Digital*	1,170,962	10,855,351
B3 SA — Brasil Bolsa Balcao	1,030,000	7,345,479
Banco Bradesco SA (Preferred)	680,000	6,267,365
Banco do Brasil SA	829,000	9,522,975
Banco do Estado do Rio Grande do Sul SA “B”, (Preferred)	760,985	4,061,040
Banco Inter SA 144A	2,114,975	23,755,463
BRF SA*	930,000	5,472,793
Cia Brasileira de Distribuicao (Preferred)	288,400	6,061,708
Cia Siderurgica Nacional SA*	3,350,000	8,614,672
Construtora Tenda SA*	1,383,989	10,610,024
Gafisa SA (GDR)*	1,141,451	3,619,272
Hapvida Participacoes e Investimentos SA 144A*	1,294,039	8,859,899
Itau Unibanco Holding SA (Preferred)	579,000	7,662,435
Linx SA	776,765	5,351,674
Magazine Luiza SA	208,143	9,440,962
Natura Cosmeticos SA	1,080,545	9,462,572
Nexa Resources SA*	221,000	2,464,150
Ouro Fino Saude Animal Participacoes SA	43,572	306,286
Petroleo Brasileiro SA (ADR)	385,000	6,256,250
Petroleo Brasileiro SA (Preferred)	1,648,000	12,231,025
Raia Drogasil SA	461,278	7,786,507
Vale SA	795,000	12,114,591
WEG SA	1,914,480	9,259,879

(Cost $150,898,345)		193,267,101

Chile 8.6%
Antofagasta PLC	455,000	4,565,883
Cencosud SA	2,965,574	6,095,418
Embotelladora Andina SA “B”, (Preferred)	1,184,286	4,177,956
Itau CorpBanca	441,885,335	4,103,181
Sociedad Quimica y Minera de Chile SA (ADR) (a)	100,458	4,401,065

(Cost $29,155,867)		23,343,503

The accompanying notes are an integral part of the financial statements.

DWS Latin America Equity Fund	|	13

	Shares	Value ($)
Colombia 1.9%
Grupo de Inversiones Suramericana SA	513,411	5,007,324
Grupo de Inversiones Suramericana SA (Preferred)	6,964	63,594

(Cost $8,936,741)		5,070,918

Luxembourg 0.9%
Ternium SA (ADR) (Cost $2,871,339)	82,000	2,610,880

Mexico 10.8%
America Movil SAB de CV “L”	4,500,000	3,254,280
Cemex SAB de CV (ADR)*	940,000	4,737,600
Corporativo Fragua SAB de CV	176,000	2,194,276
Fomento Economico Mexicano SAB de CV (Units)	1,187,000	10,110,967
Grupo Financiero Banorte SAB de CV “O”	806,000	4,443,599
Regional SAB de CV	959,770	4,728,155

(Cost $35,509,249)		29,468,877

Peru 3.0%
InRetail Peru Corp. 144A* (Cost $5,867,545)	315,000	8,127,000
Total Common Stocks (Cost $253,680,336)		271,268,647

	Units	Value ($)
Other Investments 0.1%
Brazil
TOTVS SA (Debenture Unit), 3.5%, 8/19/2019 (b) (c) (Cost $14,831)	43,800	73,877

	Shares	Value ($)
Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.09% (d) (e) (Cost $6,694,424)	6,694,424	6,694,424

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $260,389,591)	102.3	278,036,948
Other Assets and Liabilities, Net	(2.3)	(6,168,211)

Net Assets	100.0	271,868,737

The accompanying notes are an integral part of the financial statements.

14	|	DWS Latin America Equity Fund

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2018 are as follows:

Value ($) at 10/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2018	Value ($) at 10/31/2018
Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.09% (d) (e)
3,928,240	2,766,184 (f)	—	—	—	77,390	—	6,694,424	6,694,424
Cash Equivalents 0.0%
DWS Central Cash Management Government Fund, 2.19% (d)
3,076,601	172,763,446	175,840,047	—	—	45,112	—	—	—
7,004,841	175,529,630	175,840,047	—	—	122,502	—	6,694,424	6,694,424

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2018 amounted to $6,727,757, which is 2.5% of net assets.

(b)

The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
TOTVS SA (Debenture Unit)	September 2008	14,831	73,877	0.0

(c)	Investment was valued using significant unobservable inputs.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended October 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

The accompanying notes are an integral part of the financial statements.

DWS Latin America Equity Fund	|	15

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$9,021,725	$358,643	$—	$9,380,368
Brazil	193,267,101	—	—	193,267,101
Chile	4,401,065	18,942,438	—	23,343,503
Colombia	5,070,918	—	—	5,070,918
Luxembourg	2,610,880	—	—	2,610,880
Mexico	29,468,877	—	—	29,468,877
Peru	8,127,000	—	—	8,127,000
Other Investments	—	—	73,877	73,877
Short-Term Investments	6,694,424	—	—	6,694,424
Total	$258,661,990	$19,301,081	$73,877	$278,036,948

The accompanying notes are an integral part of the financial statements.

16	|	DWS Latin America Equity Fund

Statement of Assets and Liabilities

as of October 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $253,695,167) — including $6,727,757 of securities loaned	$271,342,524
Investment in DWS Government & Agency Securities Portfolio (cost $6,694,424)*	6,694,424
Cash	22,183
Foreign currency, at value (cost $1,975,617)	1,592,326
Receivable for investments sold	3,425,471
Receivable for Fund shares sold	76,257
Dividends receivable	163,894
Interest receivable	12,139
Foreign taxes recoverable	1,103
Other assets	14,479
Total assets	283,344,800

Liabilities
Payable upon return of securities loaned	6,694,424
Payable for investments purchased	3,593,569
Line of credit loan payable	450,000
Payable for Fund shares redeemed	200,621
Accrued management fee	250,754
Accrued Directors’ fees	3,405
Other accrued expenses and payables	283,290
Total liabilities	11,476,063
Net assets, at value	$271,868,737

Net Assets Consist of
Distributable earnings (loss)	(34,774,630)
Paid-in capital	306,643,367
Net assets, at value	$271,868,737

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Latin America Equity Fund	|	17

Statement of Assets and Liabilities as of October 31, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($10,246,840 ÷ 408,305 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$25.10
Maximum offering price per share (100 ÷ 94.25 of $25.10)	$26.63
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,056,221 ÷ 44,610 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$23.68
Class S
Net Asset Value, offering and redemption price per share ($254,437,338 ÷ 10,134,464 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$25.11
Institutional Class
Net Asset Value, offering and redemption price per share ($6,128,338 ÷ 243,994 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$25.12

The accompanying notes are an integral part of the financial statements.

18	|	DWS Latin America Equity Fund

Statement of Operations

for the year ended October 31, 2018

Investment Income
Income:
Dividends (net of foreign taxes withheld of $402,862)	$4,240,287
Income distributions — DWS Central Cash Management Government Fund	45,112
Securities lending income, net of borrower rebates	77,390
Total income	4,362,789
Expenses:
Management fee	3,273,550
Administration fee	280,991
Services to shareholders	401,150
Distribution and service fees	48,719
Custodian fee	244,222
Professional fees	98,306
Reports to shareholders	44,020
Registration fees	80,343
Directors’ fees and expenses	15,262
Interest expense	2,693
Other	44,909
Total expenses before expense reductions	4,534,165
Expense reductions	(365,193)
Total expenses after expense reductions	4,168,972
Net investment income	193,817

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments (including foreign taxes of $14,164)	5,107,091
Foreign currency	146,943
5,254,034
Change in net unrealized appreciation (depreciation) on:
Investments	(1,064,738)
Foreign currency	(134,420)
(1,199,158)
Net gain (loss)	4,054,876
Net increase (decrease) in net assets resulting from operations	$4,248,693

The accompanying notes are an integral part of the financial statements.

DWS Latin America Equity Fund	|	19

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$193,817	$11,815,419
Net realized gain (loss)	5,254,034	55,257,890
Change in net unrealized appreciation (depreciation)	(1,199,158)	(44,579,080)
Net increase (decrease) in net assets resulting from operations	4,248,693	22,494,229
Distributions to shareholders:
Class A	(437,970)	(158,465)
Class C	(100,134)	(20,377)
Class S	(12,223,251)	(4,201,343)
Institutional Class	(233,152)	(123,264)
Total distributions	(12,994,507)	(4,503,449)*
Fund share transactions:
Proceeds from shares sold	12,309,280	29,203,163
Reinvestment of distributions	12,324,709	4,284,106
Payments for shares redeemed	(40,394,592)	(65,399,477)
Redemption fees	—	1,462
Net increase (decrease) in net assets from Fund share transactions	(15,760,603)	(31,910,746)
Increase (decrease) in net assets	(24,506,417)	(13,919,966)
Net assets at beginning of year	296,375,154	310,295,120
Net assets at end of year	$271,868,737	$296,375,154 **

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $12,001,152.

The accompanying notes are an integral part of the financial statements.

20	|	DWS Latin America Equity Fund

Financial Highlights

	Years Ended October 31,
Class A	2018	2017		2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$25.79	$24.07		$16.84		$28.00	$31.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	.89	[d]	.13		.13	.43
Net realized and unrealized gain (loss)	.44	1.15		7.10		(9.39)	(1.42)
Total from investment operations	.40	2.04		7.23		(9.26)	(.99)
Less distributions from:
Net investment income	(1.09)	(.32)		—		(.32)	(.25)
Return of capital	—	—		—		(.09)	—
Net realized gains	—	—		—		(1.49)	(1.81)
Total distributions	(1.09)	(.32)		—		(1.90)	(2.06)
Redemption fees	—	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$25.10	$25.79		$24.07		$16.84	$28.00
Total Return (%)[b,c]	1.56	8.95		42.93		(34.94)	(3.16)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11		13		7	22
Ratio of expenses before expense reductions (%)	1.93	1.90		1.90		1.91	1.84
Ratio of expenses after expense reductions (%)	1.72	1.73		1.75		1.74	1.54
Ratio of net investment income (%)	(.16)	3.85	[d]	.68		.58	1.48
Portfolio turnover rate (%)	203	279		108		186	195

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to $0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Latin America Equity Fund	|	21

	Years Ended October 31,
Class C	2018	2017		2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$24.32	$22.70		$15.99	$26.67	$29.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	.71	[d]	(.03)	(.04)	.25
Net realized and unrealized gain (loss)	.41	1.07		6.74	(8.94)	(1.40)
Total from investment operations	.20	1.78		6.71	(8.98)	(1.15)
Less distributions from:
Net investment income	(.84)	(.16)		—	(.16)	(.07)
Return of capital	—	—		—	(.05)	—
Net realized gains	—	—		—	(1.49)	(1.81)
Total distributions	(.84)	(.16)		—	(1.70)	(1.88)
Redemption fees	—	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$23.68	$24.32		$22.70	$15.99	$26.67
Total Return (%)[b,c]	.83	8.12		41.96	(35.45)	(3.88)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3		4	2	3
Ratio of expenses before expense reductions (%)	2.65	2.66		2.64	2.72	2.57
Ratio of expenses after expense reductions (%)	2.47	2.48		2.50	2.49	2.29
Ratio of net investment income (loss) (%)	(.87)	3.24	[d]	(.16)	(.18)	.92
Portfolio turnover rate (%)	203	279		108	186	195

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to $0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

22	|	DWS Latin America Equity Fund

	Years Ended October 31,
Class S	2018	2017		2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$25.80	$24.08		$16.80		$27.95	$31.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.99	[c]	.18		.17	.55
Net realized and unrealized gain (loss)	.44	1.10		7.10		(9.36)	(1.47)
Total from investment operations	.46	2.09		7.28		(9.19)	(.92)
Less distributions from:
Net investment income	(1.15)	(.37)		—		(.37)	(.32)
Return of capital	—	—		—		(.10)	—
Net realized gains	—	—		—		(1.49)	(1.81)
Total distributions	(1.15)	(.37)		—		(1.96)	(2.13)
Redemption fees	—	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$25.11	$25.80		$24.08		$16.80	$27.95
Total Return (%)[b]	1.82	9.23		43.33		(34.79)	(2.91)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	254	277		291		212	377
Ratio of expenses before expense reductions (%)	1.59	1.60		1.61		1.61	1.53
Ratio of expenses after expense reductions (%)	1.47	1.48		1.50		1.49	1.29
Ratio of net investment income (%)	.09	4.28	[c]	.94		.81	1.89
Portfolio turnover rate (%)	203	279		108		186	195

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to $0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Latin America Equity Fund	|	23

	Years Ended October 31,					Period Ended
Institutional Class	2018	2017		2016		10/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$25.81	$24.09		$16.80		$21.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	.90	[e]	.09		.12
Net realized and unrealized gain (loss)	.46	1.19		7.20		(4.84)
Total from investment operations	.47	2.09		7.29		(4.72)
Less distribution from:
Net investment income	(1.16)	(.37)		—		—
Redemption fees	—	.00	***	.00	***	.00	***
Net asset value, end of period	$25.12	$25.81		$24.09		$16.80
Total Return (%)[c]	1.82	9.22		43.39		(21.93	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5		3		.03
Ratio of expenses before expense reductions (%)	1.53	1.59		1.58		1.67	*
Ratio of expenses after expense reductions (%)	1.47	1.47		1.50		1.49	*
Ratio of net investment income (%)	.06	3.94	[e]	.41		.82	*
Portfolio turnover rate (%)	203	279		108		186	[d]

[a]	For the period from February 2, 2015 (commencement of operations) to October 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2015.

[e]

The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to $0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Latin America Equity Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Latin America Equity Fund (formerly Deutsche Latin America Equity Fund) (the “Fund”) is a non-diversified series of DWS International Fund, Inc. (formerly Deutsche International Fund, Inc.) (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to

DWS Latin America Equity Fund	|	25

facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual

26	|	DWS Latin America Equity Fund

restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS

DWS Latin America Equity Fund	|	27

Investment Management Americas, Inc. As of October 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of October 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2018, the Fund had securities on loan, which were classified as equity securities in the Investment Portfolio. Due to the increased market values of securities on loan on October 31, 2018, the value of the related collateral was less than the value of securities on loan at period end. On the next business day, additional collateral was received, and the value of collateral exceeded the value of the securities on loan. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2018, the Fund had $46,709,310 of tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($43,640,677) and long-term losses ($3,068,633).

28	|	DWS Latin America Equity Fund

The Fund has reviewed the tax positions for the open tax years as of October 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2018, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(46,709,310)
Net unrealized appreciation (depreciation) on investments	$12,448,096

At October 31, 2018, the aggregate cost of investments for federal income tax purposes was $265,589,923. The net unrealized appreciation for all investments based on tax cost was $12,448,096. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $49,963,514 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $37,515,418.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2018	2017
Distributions from ordinary income*	$12,994,507	$4,503,449

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

DWS Latin America Equity Fund	|	29

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $563,302,730 and $579,689,514, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

30	|	DWS Latin America Equity Fund

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $400 million of the Fund’s average daily net assets	1.165%
Next $400 million of such net assets	1.065%
Over $800 million of such net assets	.965%

Accordingly, for the year ended October 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 1.165% of the Fund’s average daily net assets.

For the period from November 1, 2017 to September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.72%
Class C	2.47%
Class S	1.47%
Institutional Class	1.47%

Effective October 1, 2018 to September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.66%
Class C	2.41%
Class S	1.41%
Institutional Class	1.41%

For the year ended October 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$22,205
Class C	4,322
Class S	334,674
Institutional Class	3,992
$365,193

DWS Latin America Equity Fund	|	31

Administration Fee. Pursuant to the Administrative Services Agreement, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2018, the Administration Fee was $280,991, of which $22,643 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended October 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2018
Class A	$7,329	$2,383
Class C	766	235
Class S	164,839	53,843
Institutional Class	393	128
	$173,327	$56,589

In addition, for the year ended October 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$14,433
Class C	3,331
Class S	144,052
Institutional Class	2,992
$164,808

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2018
Class C	$17,748	$665

32	|	DWS Latin America Equity Fund

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the year ended October 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2018	Annual Rate
Class A	$25,073	$4,090	.24%
Class C	5,898	474	.25%
	$30,971	$4,564

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2018 aggregated $1,507.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2018, the CDSC for Class C shares aggregated $478. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2018, DDI received $1,424 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,252, of which $8,567 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money

DWS Latin America Equity Fund	|	33

market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS Variable NAV Money Fund.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

At October 31, 2018, the Fund had a $450,000 outstanding loan. Interest expense incurred on the borrowings was $2,693 for the year ended October 31, 2018. The average dollar amount of the borrowings was $418,354, the weighted average interest rate on these borrowings was 3.02%, and the Fund had a loan outstanding for 79 days throughout the period. The borrowings were valued at cost, which approximates fair value.

34	|	DWS Latin America Equity Fund

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	175,914	$4,347,236	333,180	$7,942,946
Class C	4,898	119,874	24,469	520,687
Class S	228,029	5,743,239	523,892	12,048,098
Institutional Class	84,586	2,098,931	413,001	8,691,432
		$12,309,280		$29,203,163

Shares issued to shareholders in reinvestment of distributions
Class A	16,687	$417,664	7,871	$153,486
Class C	4,174	99,224	1,069	19,778
Class S	463,181	11,574,900	204,910	3,987,578
Institutional Class	9,317	232,921	6,331	123,264
		$12,324,709		$4,284,106

Shares redeemed
Class A	(209,009)	$(5,079,639)	(454,474)	$(10,597,200)
Class C	(87,424)	(1,947,491)	(59,319)	(1,215,947)
Class S	(1,305,806)	(32,170,504)	(2,063,323)	(45,653,879)
Institutional Class	(47,971)	(1,196,958)	(336,144)	(7,932,451)
		$(40,394,592)		$(65,399,477)

Redemption fees		$—		$1,462

Net increase (decrease)
Class A	(16,408)	$(314,739)	(113,423)	$(2,499,946)
Class C	(78,352)	(1,728,393)	(33,781)	(675,482)
Class S	(614,596)	(14,852,365)	(1,334,521)	(29,617,563)
Institutional Class	45,932	1,134,894	83,188	882,245
		$(15,760,603)		$(31,910,746)

DWS Latin America Equity Fund	|	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS International Fund, Inc. and Shareholders of DWS Latin America Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Latin America Equity Fund (one of the funds constituting Deutsche DWS International Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

36	|	DWS Latin America Equity Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018 to October 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Latin America Equity Fund	|	37

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/18	$953.00	$949.10	$954.10	$954.10
Expenses Paid per $1,000*	$8.37	$12.04	$7.14	$7.14

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/18	$1,016.64	$1,012.85	$1,017.90	$1,017.90
Expenses Paid per $1,000*	$8.64	$12.43	$7.38	$7.38

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Latin America Equity Fund	1.70%	2.45%	1.45%	1.45%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

38	|	DWS Latin America Equity Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS Latin America Equity Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

DWS Latin America Equity Fund	|	39

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017.

40	|	DWS Latin America Equity Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive.

The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund.

DWS Latin America Equity Fund	|	41

The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this

42	|	DWS Latin America Equity Fund

determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Latin America Equity Fund	|	43

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	85	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	85	Portland General Electric[2] (utility company) (2003– present)

44	|	DWS Latin America Equity Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	85	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	85	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	85	—

DWS Latin America Equity Fund	|	45

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	85	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	85	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	85	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	85	—

46	|	DWS Latin America Equity Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	85	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

DWS Latin America Equity Fund	|	47

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

48	|	DWS Latin America Equity Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —

dws.com/en-us/resources/proxy-voting — or on the SEC’s Web

site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at

(800) 728-3337.

Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Latin America Equity Fund	|	49

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SLANX	SLAPX	SLAFX	SLARX
CUSIP Number	25156G 756	25156G 772	25156G 798	25156G 574
Fund Number	474	774	2074	1474

50	|	DWS Latin America Equity Fund

Notes

Notes

Notes

Notes

Notes

DLAEF-2

(R-024967-9 12/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS latin america Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$72,500	$0	$0	$0
2017	$71,429	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Latin America Equity Fund, a series of Deutsche DWS International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	1/2/2019